Note 16 - Commitments and Contingencies	12 Months Ended
Sep. 30, 2022
Notes to Financial Statements
Commitments and Contingencies Disclosure [Text Block]

16. COMMITMENTS AND CONTINGENCIES

Commitments

The Company and the Utilities have entered into contracts with various counterparties, expiring on dates through 2039, for the storage, transportation, and supply of natural gas. Minimum payments required under the contracts in place at September 30, 2022, are estimated at $2,107.1, $1,224.7 and $723.1 for the Company, Spire Missouri and Spire Alabama, respectively. Additional contracts are generally entered into prior to or during the heating season of November through April. The Utilities recover their costs from customers in accordance with their PGA clauses or GSA riders.

A consolidated subsidiary is a limited partner in an unconsolidated partnership focusing on sustainability initiatives largely tied to the natural gas utility sector. Spire committed to contribute a total of $10.0 of capital to the partnership as and when requested by the general partner. As of September 30, 2022, Spire has contributed $1.9.

Contingencies

The Company and the Utilities account for contingencies, including environmental liabilities, in accordance with accounting standards under the loss contingency guidance of ASC Topic 450, Contingencies, when it is probable that a liability has been incurred and the amount of the loss can be reasonably estimated.

In addition to matters noted below, the Company and the Utilities are involved in other litigation, claims, and investigations arising in the normal course of business. Management, after discussion with counsel, believes the final outcome will not have a material effect on the statements of income, balance sheets, and statements of cash flows of the Company, Spire Missouri, or Spire Alabama. However, there is uncertainty in the valuation of pending claims and prediction of litigation results.

The Company and the Utilities own and operate natural gas distribution, transmission, and storage facilities, the operations of which are subject to various environmental laws, regulations, and interpretations. While environmental issues resulting from such operations arise in the ordinary course of business, such issues have not materially affected the Company’s or Utilities’ financial position and results of operations. As environmental laws, regulations, and their interpretations change, the Company or the Utilities may incur additional environmental liabilities that may result in additional costs, which may be material.

In the natural gas industry, many gas distribution companies have incurred environmental liabilities associated with sites they or their predecessor companies formerly owned or operated where manufactured gas operations took place. The Utilities each have former manufactured gas plant (MGP) operations in their respective service territories, some of which are discussed under the Spire Missouri and Spire Alabama headings below. To the extent costs are incurred associated with environmental remediation activities, the Utilities would request authority from their respective regulators to defer such costs (less any amounts received from insurance proceeds or as contributions from other potentially responsible parties (PRPs)) and collect them through future rates.

To date, costs incurred for all Spire MGP sites for investigation, remediation and monitoring have not been material. However, the amount of costs relative to future remedial actions at these and other sites is unknown and may be material. The actual future costs that Spire Missouri and Spire Alabama may incur could be materially higher or lower depending upon several factors, including whether remediation will be required, final selection and regulatory approval of any remedial actions, changing technologies and government regulations, the ultimate ability of other PRPs to pay, and any insurance recoveries.

In 2020, Spire retained an outside consultant to conduct probabilistic cost modeling of its former MGP sites in Missouri and Alabama. The purpose of this analysis was to develop an estimated range of probabilistic future liability for each of their MGP sites. That analysis, completed in March 2021, provided a range of demonstrated possible future expenditures to investigate, monitor and remediate the former MGP sites. Spire Missouri and Spire Alabama have recorded their best estimates of the probable expenditures that relate to these matters. The amount remains immaterial, and Spire Missouri, Spire Alabama and the Company do not expect potential liabilities that may arise from remediating these sites to have a material impact on their future financial condition or results of operations.

Spire Missouri

Spire Missouri has identified three former MGP sites in the city of St. Louis, Missouri (the “City”) where costs have been incurred and claims have been asserted. Spire Missouri has enrolled two of the sites in the Missouri Department of Natural Resources (MoDNR) Brownfields/Voluntary Cleanup Program (BVCP). The third site is the result of an assertion by the United States Environmental Protection Agency (EPA).

In conjunction with redevelopment of the Carondelet Coke site, Spire Missouri and another former owner of the site entered into an agreement (the “Remediation Agreement”) with the City development agencies, the developer, and an environmental consultant that obligates one of the City agencies and the environmental consultant to remediate the site and obtain a No Further Action (NFA) letter from the MoDNR. The Remediation Agreement also provides for a release of Spire Missouri and the other former site owner from certain liabilities related to the past and current environmental condition of the site and requires the developer and the environmental consultant to maintain certain insurance coverage, including remediation cost containment, premises pollution liability, and professional liability. The operative provisions of the Remediation Agreement were triggered on December 20, 2010, on which date Spire Missouri and the other former site owner, as full consideration under the Remediation Agreement, paid a small percentage of the cost of remediation of the site. The property was divided into seven parcels, and MoDNR NFA letters have been received for six of the parcels. Remediation is ongoing on the last parcel.

In a letter dated June 29, 2011, the Attorney General for the State of Missouri informed Spire Missouri that the MoDNR had completed an investigation of the second site, Station A. The Attorney General requested that Spire Missouri participate in the follow up investigations of the site. In a letter dated January 10, 2012, Spire Missouri stated that it would participate in future environmental response activities at the site in conjunction with other PRPs. Accordingly, Spire Missouri entered into a cost sharing agreement for remedial investigation with other PRPs. MoDNR never approved the agreement, so no remedial investigation took place.

Additionally, in correspondence dated November 30, 2016, Region 7 of the EPA has asserted that Spire Missouri is liable under Section 107(a) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (CERCLA) for alleged coal gas waste contamination at a third site, Station B. Spire Missouri and the site owner notified the EPA that information and data provided by the EPA to date does not rise to the level of documenting a threat to the public health or environment. As such, in March 2017 Spire Missouri requested more information from the EPA. Spire Missouri never received a response from the EPA.

Spire Missouri has notified its insurers that it seeks reimbursement for costs incurred in the past and future potential liabilities associated with these MGP sites. While some of the insurers have denied coverage and reserved their rights, Spire Missouri retains the right to seek potential reimbursements from them.

On March 10, 2015, Spire Missouri received a Section 104(e) information request under CERCLA from EPA Region 7 regarding the former Thompson Chemical/Superior Solvents site in the City. In turn, Spire Missouri issued a Freedom of Information Act (FOIA) request to the EPA on April 3, 2015, to identify the basis of the inquiry. The FOIA response from the EPA was received on July 15, 2015, and a response was provided to the EPA on August 15, 2015. Spire Missouri has received no further inquiry from the EPA regarding this matter.

In its western service area, Spire Missouri has six owned MGP sites enrolled in the BVCP, including Joplin MGP #1, St. Joseph MGP #1, Kansas City Coal Gas Station B, Kansas City Station A Railroad area, Kansas City Coal Gas Station A, and Independence MGP #2. Source removal has been conducted at all the owned sites since 2003 with the exception of Joplin. On September 15, 2016, a request was made with the MoDNR for a restrictive covenant use limitation with respect to Joplin. Remediation efforts at the six sites are at various stages of completion, ranging from groundwater monitoring and sampling following source removal activities to the aforementioned request for the Joplin site. As part of its participation in the BVCP, Spire Missouri communicates regularly with the MoDNR with respect to its remediation efforts and monitoring activities at these sites. On May 11, 2015, MoDNR approved the next phase of investigation at the Kansas City Station A Railroad area.

Spire Alabama

Spire Alabama is in the chain of title of nine former MGP sites, four of which it still owns, and five former manufactured gas distribution sites, one of which it still owns. All are located in the state of Alabama.

In 2011, a removal action was completed and a "no further action" letter was received at the Huntsville manufactured gas plant site pursuant to an Administrative Settlement Agreement and Order on Consent among the EPA, Spire Alabama and the current site owner.

In 2012, Spire Alabama responded to an EPA Request for Information Pursuant to Section 104 of CERCLA relating to the 35th Avenue Superfund Site located in North Birmingham, Jefferson County, Alabama. Spire Alabama was identified as a PRP under CERCLA for the cleanup of the site or costs the EPA incurs in cleaning up the site. At this point, Spire Alabama has not been provided information that would allow it to determine the extent, if any, of its potential liability with respect to the 35th Avenue Superfund Site and vigorously denies its inclusion as a PRP.

Assessments were performed by the EPA of the former MGP sites in Gadsden and Anniston, and NFA letters were received after each assessment.

Spire

In addition to those discussed above for Spire Missouri and Spire Alabama, Spire is aware of the following contingent matters.

Spire Marketing, along with many natural gas industry participants, faced the unprecedented effects of Winter Storm Uri in February 2021. Numerous natural gas producers and midstream operators were unable to deliver natural gas to market as they experienced wellhead freeze-offs, power outages and equipment failure due to the extreme weather. These events resulted in supply curtailments, and related notices of force majeure to excuse performance, from and to certain counterparties. Further, these events have made Spire Marketing subject to various commercial disputes (including regarding force majeure). As such, Spire Marketing has recorded an estimate of potential liabilities for damages based on communications with counterparties and the facts and circumstances surrounding each transaction. These estimates are adjusted as new facts emerge or settlement agreements are reached, and it is possible that final settlement amounts may materially differ from the current estimate.